Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




        In connection with the Quarterly Report of Berkeley Technology Limited on Form 10-Q for the period ended September 30, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Ian K. Whitehead, as Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1)  The   accompanying   Quarterly   Report  fully  complies  with  the
requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date:  November 14, 2003                         By:    /s/  Ian K. Whitehead

                                                        Ian K. Whitehead
                                                        Chief Financial Officer